FIRST NORTH AMERICAN NATIONAL BANK

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                            CIRCUIT CITY CREDIT CARD MASTER TRUST
                                        SERIES 1994-2

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-2 Supplement, dated as of November 17, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


       Due Period Ending                                      MAY 31, 1997
       Determination Date                                     June 9, 1997
       Distribution Date                                      June 16, 1997

                                                                 ------------
       Class A Accumulation Period ("Y" or "N")?                           N
                                                                 ------------
                                                                 ------------
       Class B Accumulation Period ("Y" or "N")?                           N
                                                                 ------------
                                                                 ------------
       Early Amortization Period ("Y" or "N")?                             N
                                                                 ------------
                                                                 ------------
       Class B Investor Amount paid in full ("Y" or "N")?                  N
                                                                 ------------


       MASTER TRUST INFORMATION

       Receivables

       1.  The aggregate amount of Eligible Receivables as of the end of
           the last day of the relevant Due Period                                      $   1,056,415,556.77

       2.  The aggregate amount of Principal Receivables as of the end
           of the last day of the relevant Due Period                                   $   1,033,141,251.25

       3.  The aggregate amount of Finance Charge Receivables as of
           the end of the last day of the relevant Due Period                           $      23,274,305.52

       4.  The aggregate amount of Discount Option Receivables as of
                                                                                           -----------------
           the last day of the relevant Due Period                                      $               0.00
                                                                                           -----------------

       5.  The Transferor Amount as of the end of the last day of the
           relevant Due Period                                                          $      39,641,251.25

       6.  The minimum Transferor Amount as of the end of the last
           day of the relevant Due Period                                               $      38,387,871.85

       7.  The Excess Funding Account Balance as of the end of the
           last day of the relevant Due Period                                          $               0.00

       8.  The aggregate principal balance of Receivables determined to be
           Receivables of Defaulted Accounts for the relevant Due Period                $       7,887,907.39

       9.  The aggregate amount of Recoveries for the relevant Due Period               $       1,113,874.55

       10. The Default Amount for the relevant Due Period                                       6,774,032.84
                                                                                                6,774,032.84

       Collections

       11. The aggregate amount of Collections of Principal Receivables
           for the relevant Due Period                                                  $     105,017,615.91

       12. The aggregate amount of Collections of Finance Charge
           Receivables for the relevant Due Period                                      $      19,004,584.30

       13. The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
           Account for the relevant Due Period                                          $               0.00

       14. The aggregate amount of Collections processed for the relevant
           Due Period (sum of lines 9+11+12+13)                                         $     125,136,074.76

                                                                                           -----------------
       15. The average Discount Percentage for the relevant Due Period                  %               0.00%
                                                                                           -----------------


       Invested Amounts

       16. The Series 1994-1 Invested Amount as of the end of the last                         68,500,000
           day of the relevant Due Period                                               $      68,500,000

       17. The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                 $     308,000,000
                            b.  Class B                                                 $      36,000,000
                            c.  Collateral Indebtedness Interest                        $      50,000,000
                            d. Class D                                                  $       6,000,000
                                                                                           --------------
                            e.  Total Invested Amount (sum of a - d)                    $     400,000,000
                                                                                              400,000,000
       18. The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                 $     216,000,000
                            b.  Class B                                                 $      30,000,000
                            c.  Collateral Indebtedness Interest                        $      39,000,000
                            d. Class D                                                  $      15,000,000
                                                                                           --------------
                            e.  Total Invested Amount (sum of a - d)                    $     300,000,000
                                                                                              300,000,000

       19. The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                 $     162,000,000
                            b.  Class B                                                 $      22,500,000
                            c.  Collateral Indebtedness Interest                        $      29,250,000
                            d. Class D                                                  $      11,250,000
                                                                                           --------------
                            e.  Total Invested Amount (sum of a - d)                    $     225,000,000
                                                                                              225,000,000

       20. The aggregate Invested Amount across all series of Investor
           Certificates outstanding as of the end of the last day of the
           relevant Due Period                                                          $     993,500,000
                                                                                              993,500,000

       Investor Amounts

       21. The Series 1994-1 Investor Amount as of the end of the last
           day of the relevant Due Period                                               $      68,500,000

       22. The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                 $     308,000,000
                            b.  Class B                                                 $      36,000,000
                            c.  Collateral Indebtedness Interest                        $      50,000,000
                            d. Class D                                                  $       6,000,000
                            e.  Total Investor Amount (sum of a - d)                    $     400,000,000
                                                                                              400,000,000
       23. The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                 $     216,000,000
                            b.  Class B                                                 $      30,000,000
                            c.  Collateral Indebtedness Interest                        $      39,000,000
                            d. Class D                                                  $      15,000,000
                            e.  Total Investor Amount (sum of a - d)                    $     300,000,000
                                                                                              300,000,000

       24. The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                 $     162,000,000
                            b.  Class B                                                 $      22,500,000
                            c.  Collateral Indebtedness Interest                        $      29,250,000
                            d. Class D                                                  $      11,250,000
                            e.  Total Investor Amount (sum of a - d)                    $     225,000,000
                                                                                              225,000,000

       25. The aggregate Investor Amount across all series of Investor
           Certificates outstanding as of the end of the last day of the
           relevant Due Period                                                          $     993,500,000


       Series 1994-2 Allocation Percentages

       26. The Fixed Percentage with respect to the relevant
           Due Period
                            a.  Class A                                                 %               0.00%
                            b.  Class B                                                 %               0.00%
                            c.  Collateral Indebtedness Interest                        %               0.00%
                            d.  Class D                                                 %               0.00%
                                                                                            ----------------
                            e.  Series 1994-2 Total                                                     0.00%
                                                                                            ----------------

       27. The Floating Percentage with respect to the relevant
           Due Period
                            a.  Class A                                                 %              29.50%
                            b.  Class B                                                 %               3.45%
                            c.  Collateral Indebtedness Interest                        %               4.79%
                            d.  Class D                                                 %               0.57%
                                                                                            -----------------
                            e.  Series 1994-2 Total                                                    38.31%
                                                                                            -----------------



       Allocation of Collections

       28. The Series 1994-2 allocation of Collections of Principal
           Receivables for the relevant Due Period (line 25 times
           line 11)
                            a.  Class A                                                 $      30,974,957.04
                            b.  Class B                                                 $       3,620,449.52
                            c.  Collateral Indebtedness Interest                        $       5,028,402.12
                            d.  Class D                                                 $         603,408.25
                                                                                            ----------------
                            e.  Series 1994-2 Total                                     $      40,227,216.94
                                                                                            ----------------
                                                                                               40,227,216.94

       29. The Series 1994-2 allocation of Collections of Finance
           Charge Receivables for the relevant Due Period (line 25
           times line 12)
                            a.  Class A                                                 $       5,605,404.17
                            b.  Class B                                                 $         655,177.11
                            c.  Collateral Indebtedness Interest                        $         909,968.21
                            d.  Class D                                                 $         109,196.19
                                                                                            ----------------
                            e.  Series 1994-2 Total                                     $       7,279,745.68
                                                                                            ----------------
                                                                                                7,279,745.68

       Portfolio Yield and Delinquencies

       30. The Portfolio Yield for the relevant Due Period (including
           Shared Excess Finance Charge Collections, if allocated)
           with respect to Series 1994-2                                                %              14.05%

       31. The 3-month average Portfolio Yield for the three most recent
           Due Periods                                                                  %              17.47%

       32. The Base Rate for the relevant Due Period                                    %               9.35%

       33. The 3-month average Base Rate for the three most recent
           Due Periods                                                                  %               9.71%

       34. Average Portfolio Yield less average Base Rate                               %               7.76%

       35. The amount of Shared Excess Finance Charge Collections allocable to Series 1994-2 with respect to any Finance Charge
           Shortfall in such Series for the relevant Due Period                         $               0.00

       36. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                             ---------------
                                 (a)     Delinquent 31 to 60 days                       $      25,652,297.67
                                                                                             ---------------
                                 (b)     Delinquent 61 to 90 days                       $      15,219,310.33
                                                                                             ---------------
                                 (c)     Delinquent 91 days or more                     $      26,390,674.36
                                                                                             ---------------




       Determination of Monthly Interest

       37. Class A Monthly Interest:
                            a.  Class A Monthly Interest                                $       2,053,333.33
                            b.  Funds allocated and available to pay Class A
                                 Monthly Interest for relevant Due Period (4.3a)        $       5,605,404.17
       *                    c.  Class A Interest Shortfall (a less b)                   $               0.00
                            d.  Class A Additional Interest                             $               0.00

       38. Class B Monthly Interest:
                            a.  Class B Monthly Interest                                $         246,000.00
                            b.  Funds allocated and available to pay Class B
                                 Monthly Interest for relevant Due Period (4.3b)        $         655,177.11
       *                    c.  Class B Interest Shortfall (a less b)                   $               0.00
                            d.  Class B Additional Interest                             $               0.00

       39. Collateral Monthly Interest and Class D Monthly Interest:
                            a.  Collateral/Class D Monthly Interest                     $         315,466.67
                            b.  Funds allocated and available to pay Collateral/
                                 Class D Monthly Interest for relevant Due Period       $       1,019,164.40
       *                    c.  Collateral/Class D Interest Shortfall (a less b)        $               0.00
                            d.  Collateral/Class D Additional Interest                  $               0.00

       Determination of Monthly Principal

       40. Class A Monthly Principal (pursuant to section 4.4a):
                        (X).a.  Fixed Allocation Percentage of Principal Receivable
                                Collections + Shared - Reallocted Coll. Applied         $               0.00
                        (Y).a.  Controlled Accumulation Amount                          $               0.00
                            b.  Deficit Controlled Accumulation Amount                  $               0.00
                            c.  Controlled Deposit Amount                               $               0.00
                        (Z).a.  Class A Invested Amount                                 $     308,000,000.00
           Class A Monthly Principal (the least of x,y,z)                               $               0.00

       41. Class B Monthly Principal (pursuant to section 4.4b)
           (distributable only after payout of Class A)
                        (X).a.  Fixed Allocation Percentage of Principal Receivable
                                Collections + Shared - Reallocted Collections
                                Applied - Class A Monthly Principal Applications        $               0.00
                        (Y).a.  Controlled Accumulation Amount                          $               0.00
                            b.  Deficit Controlled Accumulation Amount                  $               0.00
                            c.  Controlled Deposit Amount                               $               0.00
                        (Z).a.  Class B Invested Amount                                 $      36,000,000.00
           Class B Monthly Principal (the least of x,y,z)                               $               0.00

       42. Collateral Monthly Principal
                            a.  pursuant to 4.4c (i) prior to occurrence of
                                Early Amortization or payment in full of the
                                Class B Investor Amount (optional)                      $               0.00
                            b.  pursuant to 4.4c (ii) prior to occurrence of
                                Early Amortization or payment in full of the
                                Class B Investor Amount                                 $               0.00


       Available Funds

       43. Class A Available Funds
                            a.  Class A Finance Charge allocation (line 29a)            $       5,605,404.17
                            b.  Prior to Class B Principal Commencement Date, the
                                amount of Principal Funding Investment Proceeds for
                                such prior Due Period                                   $               0.00
                            c.  Any amount of Reserve Account withdrawn and
                               included in Class A Available Funds (section 4.14d)      $               0.00
                            d.  Class A Available Funds (sum a-c)                       $       5,605,404.17

       44. Class B Available Funds
                            a.  Class B Finance Charge allocation (line 29b)            $         655,177.11
                            b.  On or After Class B Principal Commencement Date, the
                                amount of Principal Funding Investment Proceeds for
                                such prior Due Period                                   $               0.00
                            c.  Any amount of Reserve Account withdrawn and
                               included in Class B Available Funds (section 4.14d)      $               0.00
                            d.  Class B Available Funds (sum a-c)                       $         655,177.11

       45. Collateral Available Funds:
                            a.  Collateral Finance Charge allocation (line 29c)         $         909,968.21

       46. Class D Available Funds
                            a.  Class D Finance Charge allocation (line 29d)            $         109,196.19


       Reallocated Principal Collections

       47. Class D Subordinated Principal Collections (to the extent                    $               0.00
           needed to fund Required Amounts)

       48. Collateral Subordinated Principal Collections (to the extent                 $               0.00
           needed to fund Required Amounts)

       49. Class B Subordinated Principal Collections (to the extent                    $               0.00
           needed to fund Required Amounts)

       50. Total Reallocated Principal Collections                                      $               0.00
                                                                                                        0.00

       Investor Default Amounts

       51. Class A Investor Default Amount                                              $       1,998,001.71
                                                                                        %               7.87%

       52. Class B Investor Default Amount                                              $         233,532.67
                                                                                        %               7.87%

       53. Collateral Investor Default Amount                                           $         324,350.93
                                                                                        %               7.87%

       54. Class D Investor Default Amount                                              $          38,922.11
                                                                                        %               7.87%

       55. Aggregate Investor Default Amount                                            $       2,594,807.42

                                                                                        %               7.87%
       Allocable Amounts for Series 1994-2

       56. The Allocable Amount for Series 1994-2 as of the end of the
           relevant Due Period (Inv Default Amt + Series 94-2 Adjust Amt)
                Class A                                                                 $       1,998,001.71
                Class B                                                                 $         233,532.67
                Class C                                                                 $         324,350.93
                Class D                                                                 $          38,922.11
                                                                                             ---------------
           Aggregate Allocable Amount                                                   $       2,594,807.42


       Required Amounts for Series 1994-2

       57. Class A Required Amount (section 4.5a)
                            a.  Class A Monthly Interest for current Distribution
                                Date                                                    $       2,053,333.33
                            b.  Class A Monthly Interest previously due but not
                                paid                                                    $               0.00
                            c.  Class A Additional Interest for prior Due Period
                                or previously due but not paid                          $               0.00
                            d.  Class A Allocable Amount                                $       1,998,001.71
                            e.  Class A Servicing Fee (if FNANB is no longer
                                servicer)                                               $               0.00
                            f.  Class A Available Funds                                 $       5,605,404.17
                            g.  Class A Required Amount (sum of a-e minus f)            $               0.00

       58. Class B Required Amount (section 4.5b)
                            a.  Class B Monthly Interest for current Distribution
                                Date                                                    $         246,000.00

                            b.  Class B Monthly Interest previously due but not
                                paid                                                    $               0
                            c.  Class B Additional Interest for prior Due Period
                                or previously due but not paid                          $               0
                            d.  Class B Servicing Fee (if FNANB is no longer
                                servicer)                                               $               0
                            e.  Class B Available Funds                                 $         655,177.11
                            f.  Excess of Class B Allocable Amount over
                                funds available to make payments (section 4.8d)         $               0.00
                            g.  Class B Required Amount ((sum of a-d) minus e           $
                                plus f)                                                                 0.00



       59. Collateral/Class D Required Amount (section 4.5c,d)
                            a.  Collateral/Class D Monthly Interest for current
                                Distribution date                                       $         315,466.67
                            b.  Collateral/Class D Monthly Interest previously
                                due but not paid                                        $               0.00
                            c.  Collateral/Class D Additional Interest for prior
                                Due Period or previously due but not paid               $               0.00
                            d.  Collateral/Class D Servicing Fee (if FNANB is
                                no longer servicer)                                     $               0.00
                            e.  Collateral/Class D Available Funds                      $       1,019,164.40
                            f.  Excess of Collateral/Class D Allocable Amount
                                amount over funds available to make payments            $               0.00
                            g.  Collateral/Class D Required Amount ((sum of
                                a-d) minus e plus f)                                    $               0.00


       Investor Charge-Offs

       60. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
           Amount and Class D Invested Amount
                            a.  Class A                                                 $               0.00
                            b.  Class B                                                 $               0.00
                            c.  Collateral Indebtedness Amount                          $               0.00
                            d.  Class D                                                 $               0.00

       61. The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
           Invested Amount
                            a.  Class B                                                 $               0.00
                            b.  Collateral Indebtedness Amount                          $               0.00
                            c.  Class D                                                 $               0.00

       62. The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                            a.  Collateral Indebtedness Amount                          $               0.00
                            b.  Class D                                                 $               0.00


       Servicing Fee
           (2% of total Invested Amount)
       63. Class A Servicing Fee for the relevant Due Period                            $         513,333.33

       64. Class B Servicing Fee for the relevant Due Period                            $          60,000.00

       65. Collateral Servicing Fee for the relevant Due Period                         $          83,333.33

       66. Class D Servicing Fee for the relevant Due Period                            $          10,000.00




       Enhancement
                 (14% of total Invested Amount)
       67. Required Enhancement Amount
                            a. Invested Amount as of the last day of relevant Due
                                Period                                                  $     400,000,000.00
                            b.  Required Enhancement Amount (line a times 14%)                 56,000,000.00

       68. Enhancement Surplus
                            a.  Amount on Deposit in the Cash Collateral Account        $               0.00
                            b.  Collateral Indebtedness Amount                          $      50,000,000.00
                            c.  Class D Invested Amount                                 $       6,000,000.00
                            d.  Required Enhancement Amount                             $      56,000,000.00
                            e.  Enhancement Surplus ((sum of a-c)less d)                $               0.00
                            f.  Enhancement deficiency, deposit excess Finance
                                Charge to Cash Collateral Account                       $               0.00


       Reserve Account

       69. Lowest historical 3 month average Portfolio Yield less 3 month
           average Base Rate (must be > 4%, or line 70 will adjust accordingly)         %               5.17%

       70. Reserve Account Funding Date (based on line 69)                                             08/15/98

       71. Required Reserve Account Amount (after the Reserve Account
           Funding Date, 0.5% times the Class A Investor Amount)                        $       1,540,000.00

       72. Available Reserve Account Amount
                            a.  Amount of deposit in the Reserve Account on the
                                relevant Distribution Date                              $               0.00
                            b.  Required Reserve Account Amount (line 71)               $       1,540,000.00
                            c.  Available Reserve Account Amount                        $               0.00


       Principal Funding Account

       73. Principal Funding Account Balance as of prior Distribution Date              $               0.00

       74. Deposit to the Principal Funding Account on the current
           Distribution Date                                                            $               0.00

       75. Withdrawal from the Principal Funding Account on the Current
           Distribution Date                                                            $               0.00

       76. Principal Funding Account Balance as of the current
           Distribution Date                                                            $               0.00

       77. As of the date hereof, no Early Amortization Event has been deemed to have occured during the relevant Due Period.




    IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 9th day of June, 1997


                             FIRST NORTH AMERICAN NATIONAL BANK,
                             as Servicer


                             By ____________________________________
                             Name:  Frederick G. Kraegel
                             Title:  President